SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                       Date of Report: September 16, 2004
                        (Date of Earliest Event Reported)

                        WIRELESS AGE COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

           Nevada                       001-313338                98-0336674

State or other jurisdiction of     (Commission File No.)        (IRS Employer
Incorporation or organization                                Identification No.)

             13980 Jane Street, King City, Ontario, Canada, L7B 1A3
                    (Address of principal executive offices)

                                 (905) 833-0808
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communication pursuant to Rule 425 under the Securities Ac (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

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                                TABLE OF CONTENTS

Item 7.01 REGULATION FD DISCLOSURE

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

SIGNATURES

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Item 7.01 REGULATION FD DISCLOSURE

On September 16, 2004, Wireless Age Communications, Inc. acquired from Phantom Fiber Corporation all of the issued and outstanding common shares of Prime Battery Products Limited in exchange for 700,000 restricted shares of the Company's common stock. The Company also agreed to issue an additional 200,000 restricted common shares over the next twelve months subject to Prime Battery Products continuing to earn royalties from certain clients. The Company issued a press release, dated September 16, 2004 a copy of which is attached as Exhibit 99.1.

The information in this Form 8-K is being furnished under Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

99.1 Press release dated September 16, 2004

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: September 16, 2004

                                  WIRELESS AGE COMMUNICATIONS, INC.


                                  By /s/ Gary Hokkanen
                                     -------------------------------------------
                                         Gary Hokkanen, Chief Financial Officer